Chubb Group of Insurance Companies
15 Mountain View Road
Warren, NJ 07059-6795

INFORMATION PAGE
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY

Item 1. Name & Mailing Address of the Insured
BALTIA AIRLINES, INC.
6325 SAUNDERS ST APT 17
FLUSHING NY 11374-2034

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in **INDIANA**

N.C.C.I. Carrier Code **12890**

FEIN 112989648 NJTIN:
TEL#:
UI#:
Insured is: CORPORATION

Policy Number 009 9152124

Name & Address of the Producer
AVIATION RISK MANAGEMENT
ASSOCIATES, INC.
377 W. VIRGINIA STREET
CRYSTAL LAKE IL 60014
Producer Number 0100064

Previous Policy Number 009 9152124

OTHER WORK PLACES NOT SHOWN ABOVE - SEE ATTACHED EXTENSION OF INFORMATION PAGE

Item 2. Policy Period
12:01 A.M. standard time at the insured's mailing address FROM 02/06/2014 TO 02/06/2015

Item 3. A. WORKERS COMPENSATION INSURANCE: Part One of the policy applies to the Workers Compensation Law of the states listed below:
MI, NY

B. Employers Liability Insurance : Part Two of the policy applies to work in each state listed in Item 3A. The limits of our liability under Part Two are:

Bodily Injury by Accident	$	**1,000,000**	each accident
Bodily Injury by Disease	$	**1,000,000**	policy limit
Bodily Injury by Disease	$	**1,000,000**	each employee

C. Other States Insurance: Part Three of the policy applies to the states, if any, listed here:
All States, Except states designated in Item 3.A and ND, OH, WA, WY

D. Endorsements (Form No.) Refer To Extension of Information Page "List of Endorsements & Schedules"

Item 4. The Premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All information required below is subject to verification and change by audit.

Refer to Extension of Information Page

Minimum Premium: 1,000		Total Estimated Premium	$	3,144
Minimum Premium State: MICHIGAN		Total State Surcharges	$	145
Expense Constant: NEW YORK	($450 INCL)	Total Estimated Charge	$	3,289
Premium Adjustment Period: At Expiration		Deposit Amount	$	3,289

CHUBB GROUP OF INSURANCE COMPANIES
15 MOUNTAIN VIEW ROAD
WARREN, NJ 07059-6795

Authorized Representative and Date Signed

Issue Date 02/05/2014

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

CHUBB

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE

CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
Michigan				
UNIT: 00002 ADDRESS: 804 WILLOW RUN AIRPORT				
7403	AIR CARRIER-SCHEDULED, SUPPLEMENTAL OR COMMUTER-GROUND EMPLOYEES	* IF ANY *	8.440000	0.00
7405	AIRCRAFT OR HELICOPTER OPERATION---AIR CARRIER---SCHEDULED OR SUPPLEMENTAL---FLYING CREW	* IF ANY *	1.200000	0.00
8742	MESSENGERS COLLECTORS OR SALESPERSONS OUTSIDE	* IF ANY *	0.460000	0.00
8810	CLERICAL OFFICE EMPLOYEES NOC	150,000	0.200000	300.00
	Manual Premium			**$ 300.00**
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	300	0.020000	6.00
	Subtotal			**$ 306.00**
9740	FOREIGN TERRORISM	150,000	0.010000	15.00
	State Total			**$ 321.00**

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE
CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
New York				
UNIT: 00001 ADDRESS: JFK INT'L A/P BLDG 151 #361				
7403	AIRLINE-SCHEDULED OR SUPPLEMENTAL:ALL OTHER EMPLOYEES & DRIVERS	* IF ANY *	7.150000	0.00
7431	AIRCRAFT OR HELICOPTER OPERATION:AIR CARRIER COMMUTER-FLYING CREW	* IF ANY *	1.470000	0.00
7453N	FOR REPORTING NON-RATABLE PORTION OF RATE FOR CODE 7431	* IF ANY *	0.540000	0.00
8742	SALESPERSONS, COLLECTORS OR MESSENGERS---OUTSIDE	* IF ANY *	0.550000	0.00
8810	CLERICAL OFFICE EMPLOYEES NOC	250,000	0.260000	650.00
	Manual Premium			**$ 650.00**
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	650	0.000000	0.00
	Subtotal			**$ 650.00**
0930	WAIVER OF OUR RIGHT TO RECOVER	650	1.020000	250.00
0932	NEW YORK STATE ASSESSMENT - ALL OTHER CLASSES	1,050	1.138000	145.00
0900	EXPENSE CONSTANT			450.00
9749	WC SECURITY FUND ASSESSMENT	1,500	1.000000	0.00
9740	TERRORISM	250,000	0.050000	125.00
9741	CATASTROPHE (OTHER THAN CERTIFIED ACTS OF TERRORISM)	250,000	0.010000	25.00
	State Total			**$ 1,645.00**

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE
CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
North Dakota				
UNIT: 00004 ADDRESS: NO KNOWN ADDRESS				
9139	STOP GAP COVERAGE		FLAT	294.00
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	294	0.028000	8.00
	Subtotal			**$ 302.00**
9740	TERRORISM		0.000000	0.00
	State Total			**$ 302.00**

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE

CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
Ohio				
UNIT: 00003 ADDRESS: NO KNOWN ADDRESS				
9139	STOP GAP COVERAGE		FLAT	295.00
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	295	0.028000	8.00
	Subtotal			**$ 303.00**
9740	TERRORISM		0.000000	0.00
	State Total			**$ 303.00**

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE

CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
Washington				
UNIT: 00005 ADDRESS: NO KNOWN ADDRESS				
9139	STOP GAP COVERAGE		FLAT	295.00
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	295	0.028000	8.00
	Subtotal			**$ 303.00**
9740	TERRORISM		0.000000	0.00
	State Total			**$ 303.00**

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

Worker's Compensation and Employers Liability Insurance Policy

Policy Number:	009 9152124
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

EXTENSION OF INFORMATION PAGE

CLASSIFICATION OF OPERATIONS

Code No.	Classification Description	Premium Basis Total Est. Annual Remuneration	Rate Per $100 of Remuneration	Estimated Annual Premium
Wyoming				
UNIT: 00006 ADDRESS: NO KNOWN ADDRESS				
9139	STOP GAP COVERAGE		FLAT	295.00
9812	INCREASED LIMITS OF EMPLOYERS LIABILITY	295	0.028000	8.00
9848	TO EQUAL MINIMUM PREMIUM (E L)		0.000000	112.00
	Subtotal			**$ 415.00**
9740	TERRORISM		0.010000	0.00
	State Total			**$ 415.00**
	Policy Total			**$ 3,289.00**

SITE LOCATION SCHEDULE

State Michigan Site 2
BALTIA AIRLINES, INC.
804 WILLOW RUN AIRPORT
YPSILANTI MI 48198-9999

State New York Site 1
BALTIA AIRLINES, INC.
JFK INT'L A/P BLDG 151 #361
JAMAICA NY 11430-9999

State North Dakota Site 4
BALTIA AIRLINES, INC.
NO KNOWN ADDRESS
BISMARCK ND 58502-9999

State Ohio Site 3
BALTIA AIRLINES, INC.
NO KNOWN ADDRESS
COLUMBUS OH 43219-9999

State Washington Site 5
BALTIA AIRLINES, INC.
NO KNOWN ADDRESS
SEATTLE WA 98115-9999

State Wyoming Site 6
BALTIA AIRLINES, INC.
NO KNOWN ADDRESS
CHEYENNE WY 82001-9999

CHUBB

Issued by FEDERAL INSURANCE COMPANY
a stock insurance company
incorporated in Indiana

WORKERS COMP & EMPLOYERS LIABILITY INSURANCE POLICY

Policy Number:	009 9152124 01
Named Insured:	BALTIA AIRLINES, INC.
Agent:	AVIATION RISK MANAGEMENT 0100064

ENDORSEMENT SCHEDULE

State	Form Nbr.	Ed. Date	Description
US	WC000000B	(7/11)	WC AND EL INSURANCE POLICY
MI	WC000113A	(1/08)	TERR RISK INS REAUTHZ ACT ENDT
MI	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
MI	WC000404	(4/84)	PENDING RATE CHANGE ENDT
MI	WC000414	(7/90)	NOTIFICATION OF CHNG IN OWNRS
MI	WC000422	(1/06)	FOREIGN TERR PREM ENDORSMNT
MI	WC210303A	(6/97)	MI NOTICE TO POLICYHOLDER ENDT
MI	WC210304	(4/84)	MI LAW ENDORSEMENT
MI	WC000310	(4/84)	SOLE PROPRIETORS PARTNERS
MI	WC000313	(4/84)	WAIVER OF OUR RIGHT TO RECOVER
MI	WC000406A	(7/95)	PREMIUM DISCOUNT ENDORSEMENT
NY	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
NY	WC000404	(4/84)	PENDING RATE CHANGE ENDT
NY	WC000414	(7/90)	NOTIFICAT OF CHNG IN OWNERS
NY	WC000419	(1/01)	PREMIUM DUE DATE ENDORSEMENT
NY	WC000421C	(9/08)	CATASTROPHE (O/T C.A.T.)PRM EN
NY	WC000422A	(9/08)	TERR RISK INS REAUTHZ DISC END
NY	WC310308	(1/00)	NY LIMIT OF LIABILITY ENDT
NY	WC310319G	(10/13)	NY CONSTR CLASS PREM ADJ PROG
NY	WC000313	(4/84)	WAIVER OF OUR RIGHT TO RECOVER
NY	WC000406	(8/84)	PREMIUM DISCOUNT END
NY	WC310306A	(1/87)	NY INCL EXEC OFFICER END
NY	WC310313B	(2/11)	NY SOLE PROP & PAR COV E
ND	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
ND	WC000303C	(10/04)	EMPLOYER'S LIABILITY SGAP
OH	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
OH	WC340301C	(3/10)	OHIO EMPLOYERS LIAB COVERAGE
WA	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
WA	WC000303C	(10/04)	EMPLOYER'S LIABILITY SGAP
WY	WC000114	(1/14)	PNDING LAW CHNG ENDT TRIP 2007
WY	WC000303C	(10/04)	EMPLOYER'S LIABILITY SGAP